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                                 SCHEDULE 14A
                                (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [X]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                            TRI-VALLEY CORPORATION
               (Name of Registrant as Specified in its Charter)
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                  Filed on Behalf of the Board of Directors
                  (Name of Person(s) Filing Proxy Statement,
                      if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD NOVEMBER 19, 1999

To the Shareholders of TRI-VALLEY CORPORATION:

     The enclosed proxy material relating to Tri-Valley Corporation (Tri-Valley or the Company) from the Board of Directors of the Company is sent to you as the direct or beneficial owner of common stock of the Company with the Company's sincere request that you give those materials your prompt and thorough consideration.

(1) To elect six directors to serve for the ensuing year and until their successors have been elected and qualified. Management proposes and nominates the following slate for re-election:

     F. Lynn Blystone, Earl H. Beistline, Milton J. Carlson, Dennis P. Lockhart, Loren J. Miller, and Clive Stockdale.

(2) To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares.

(3) Election by the Company to be governed by Section 203 of the Delaware General Corporation Laws.

(4) To approve an amendment to the Company's Incentive Stock Option Plan to increase the number of authorized shares.

(5) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The meeting will also provide an opportunity for management to give a current report on the progress of the Company and its plans and prospects for the future. Only persons who held Common Stock of record at the close of business on Monday September 27, 1999, will be entitled to vote at the Annual Meeting and any adjournments thereof, as fixed by action of the Board of Directors.

     All shareholders are urged to attend the Annual Meeting in person or by proxy.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

     A Shareholder giving a proxy has the power to revoke it at any time before it is exercised by attending the Annual Meeting and voting his shares in person or by filing with the Secretary of the Company, prior to the meeting date, either a written notice of revocation, or a duly executed proxy bearing a later date.
                                     By Order of the Board of Directors
Bakersfield, California
October 12, 1999

                                     Thomas J. Cunningham
                                     Secretary of the Corporation

Bakersfield, California
October 12, 1999



                      ANNUAL MEETING OF SHAREHOLDERS
                      ------------------------------

                              PROXY STATEMENT
                            ------------------

                                    OF

                          TRI-VALLEY CORPORATION
                   230 South Montclair Street, Suite 101
                      Bakersfield, California 93309

                       SOLICITATION OF PROXIES FOR
                         MEETING OF STOCKHOLDERS

             For the Annual Shareholder Meeting to be held in the
                    Beale Room of the Holiday Inn Select
                           801 Truxtun Avenue
                      Bakersfield, California 93309
               at 10:00 A.M. (P.S.T.), on November 19, 1999



To the Shareholders of TRI-VALLEY CORPORATION:

     The enclosed proxy material relating to Tri-Valley Corporation (Tri-Valley or the Company) from the Board of Directors of the Company is sent to you as the direct or beneficial owner of common stock of the Company with the Company's sincere request that you give those materials your prompt and thorough consideration.
                                - 1 -

     The Board of Directors of Tri-Valley Corporation (the "Company") hereby solicits your Proxy (on the gold form) for use at the Annual Meeting of Shareholders of the Company to be held November 19, 1999, at 10:00 A.M. (local time) in the Beale Room of the Holiday Inn Select, 801 Truxtun Avenue, Bakersfield, California 93309.

     If you are not able to be present at this meeting, it is requested that you return the enclosed gold form proxy, properly executed, in order that your shares be represented and voted at the meeting. You may revoke your Proxy at any time prior to the exercise of the powers granted herein by transmitting a written revocation to the Company or by appearing in person at the meeting.

     Our administrative office is located at 230 South Montclair Street, Suite 101 Bakersfield, California 93309. The approximate date on which this Proxy Statement and gold form of proxy will first be sent to the shareholders is October 12, 1999. The costs of this proxy notification will be paid by the Company. A professional proxy solicitor has not been engaged.

ACTIONS TO BE TAKEN AT THE MEETING

     At the Annual Meeting, holders of our common stock will consider and vote for the election as directors of the Company of F. Lynn Blystone, Dennis P. Lockhart, Milton J.Carlson, Loren J. Miller, Earl H. Beistline, and Clive Stockdale. In addition, the shareholders will consider and act on two proposed amendments to the certificate of incorporation and an amendment to our incentive stock option plan.

VOTING SECURITIES AND RIGHTS

     There are 19,206,248 shares of common stock of the Company outstanding as of September 21, 1999, each of which is entitled to one vote in the election of directors and all other matters to be voted upon at the meeting. Shareholders of record as of the close of business at 5:00 P.M. on Monday, September 27, 1999, are the only persons entitled to vote at this meeting.

     The presence in person or by proxy of the holders of not less than one-half the outstanding shares is necessary to constitute a quorum at the meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors, and to amend the incentive stock option plan. A vote of at least two-thirds of our shares present at the meeting, in person or by proxy, is necessary to approve the proposed amendments to the articles of incorporation.

     Set forth below in tabular form is information concerning the only persons believed by the Company to own more than 5% of the Company's common stock as of September 21, 1999.

                                                   Amount
     Title of       Name And Address             Beneficially      Percent
      Class        Of Beneficial Owner             Owned           of Class
     --------      -------------------           ------------     ----------
    Common Stock   Albert C. & Frances Kutcher     1,303,900         6.8%
                   12052 Linda Flora Drive
                   Ojai, CA  93023

    Common Stock   Dennis Vaughan                  1,033,200         5.4%
                   2298 Featherhill Road
                   Santa Barbara, CA  93108

    Although we are incorporated in Delaware, we currently maintain our business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (six) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the Company written notice of same. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.


I.   ELECTION OF DIRECTORS:

     Pursuant to the By-Laws, the Board of Directors has expanded the number of Directors to be elected for the next year from five (5) to six (6). Each director serves for a term of one (1) year. All six (6) director positions are up for election at the meeting.

     The Board of Directors has nominated and recommends your approval of Dr. Earl Beistline, Lynn Blystone, Milton Carlson, Dennis Lockhart, Loren Miller, CPA, and Clive Stockdale as directors of Tri-Valley Corporation. Each Director must be elected by a majority vote of the shares represented at the meeting. All proxies will be voted FOR these nominees. Information about the nominees follows:
                                               Common Stock     Percent
Name and Position             Director         Beneficially       of
   with Company      Age       Since              Owned **       Class
-----------------    ---      --------         ------------    ---------
F. Lynn Blystone     64         1974             774,264          3.9
Dennis Lockhart      52         1982             122,091           *
Milton Carlson       69         1985             129,000           *
Loren Miller         54         1992              95,300           *
Earl Beistline       83         1992              78,000           *
Clive Stockdale      59        Nominee                 0           *
All Directors as a Group                       1,198,655          6.0

* Less than 1%

** Includes shares which the listed shareholder has the right to acquire within 60 days after September 21, 1999, from options or warrants, as follows: Mr. Blystone, 348,000 shares, Mr. Lockhart, 70,000 shares, Mr. Carlson, 68,000 shares, Mr. Miller, 70,000 shares, Mr. Beistline, 48,000 shares, all Directors as a group, 604,000 shares. Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

Principal Occupations Of Nominees During The Past Five Years:

F. Lynn Blystone -    64     President and Chief Executive Officer of   1974
                             Tri-Valley Corporation and Tri-Valley
                             Power Corporation, and CEO of Tri-Valley
                             Oil & Gas Company, which are two wholly
                             owned subsidiaries of Tri-Valley
                             Corporation,    Bakersfield, California

     Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Kern, Riverside and Orange Counties California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.

Dennis P. Lockhart -  52     President                                  1982
                             Heller International Group., Inc.
                             Chicago, Illinois

     Mr. Lockhart is President of Heller International Group, Inc., a subsidiary of Heller Financial Inc., a position he has held since 1988. He also serves as a director of Heller Financial Inc., and several of the company's overseas subsidiaries. Prior to joining Heller, Mr. Lockhart was a domestic and international corporate banking officer with Citicorp/Citibank. He worked for Citicorp in a succession of assignments in Lebanon, Saudi Arabia, Greece, Iran, Atlanta, and New York. He is currently serving on the Advisory Committee of the United States export-import Bank. Mr. Lockhart was educated at Stanford University and Johns Hopkins University. He attended the Senior Executives Program at the Sloan School of Management, Massachusetts Institute of Technology, in 1994.

Milton J. Carlson -   69     Investor, Kalispell, Montana               1985

     Mr. Carlson is a principal in Earthsong, Inc., which is a non-profit, public benefit corporation engaged in a wide field of ecological matters in the public interest. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California Public Utilities Commission and Energy Commission as well as serving as the legislative representative in Sacramento and Washington, D.C. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.

Earl H. Beistline,-   83     Mining Consultant                          1992
 LLD.                        Fairbanks,  Alaska

     Dr. Beistline is a past chairman of the Alaska State Minerals Commission and Dean Emeritus of the School of Mineral Industry of the University of Alaska. Born in Juneau, he has achieved a special position in Alaska during its transition from territorial status into statehood. He has numerous honors from local, state and federal governments, academia, professional and civic organizations and the mineral industry. An active miner in the Central-Circle Mining District, Dr. Beistline also serves as a director of one of the states' primary companies, Usibelli Coal Mines, Inc. He holds a bachelor of Mining Engineering, Engineer of Mines and Honorary Doctor of Law degree from the University of Alaska.

Loren J. Miller -     54     Controller, Petro America, Inc.            1992
 CPA                         Treasurer, Jankovich Company
                             San Pedro, California
     For the last four years, Mr. Miller has been the controller of Petro America, Inc., a large, private petroleum and products distributor. He has also served in a treasury and chief financial officer capacity as vice president successively of McMullen Oil Company, Mock Resources, Inc., and Hershey Oil Corporation. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance.
He holds a B.S. in accounting and an M.B.A. in finance from the University of Southern California.

Clive Stockdale -     59     Vice President, Oil Analyst                1999
                             Canaccord Capital Corporation
                             Vancouver, British Columbia

     For the last fifteen years, Mr. Stockdale has been Vice President and Oil Analyst for Canaccord Capital Corporation, one of the largest investment firms in British Columbia. Prior to Canaccord, he was a consultant specializing in oil securities. He has been an oil analyst for Loewen Ondaatje, Pemberton Securities and Dominion Securities. Mr. Stockdale also was a planning economist for Mobile Oil Corp. He was born in Marylebone, England and graduated from the London School of Economics and is now a Canadian citizen.

     During 1998, the Board of Directors held four meetings; no director attended less than 50% of such meetings.

     The Company has no nominating or compensation committees, as these are dealt with by the full board. Mr. Miller is the audit representative.

Compensation of Officers and Directors

     The following table summarizes the compensation of the chairman of the board and the president of the Company and its subsidiaries, F. Lynn Blystone, for the fiscal years ended December 31, 1998, December 31, 1997, and December 31, 1996.
                                                           Long Term
                                                         Compensation
                                Annual Compensation         Awards
                                -------------------      ------------
(a)           (b)                (c)         (d)              (e)
                                            Other          Securities
Name      Period Covered        Salary    Compensation  Underlying Options
----      --------------        ------    ------------  ------------------

F. Lynn   FYE 12/31/98         $156,000(1)                    (2)
Blystone  FYE 12/31/97         $197,660(1)                 $195,000(3)
CEO       FYE 12/31/96         $ 72,626

(1) Includes salary that was deferred when Mr. Blystone took a reduced salary in prior years.

(2)     No options were issued to any officer or director during FY 1998.

(3)     95,000 options expired unexercised in December, 1997.

Aggregated 1998 Option Exercises and Year-End Values

     The following table summarizes the number and value of all unexercised stock options held by the Named Officers and Directors at the end of 1998.

     (a)              (b)                  (c)                 (d)
              Number of Securities                  Value of Unexercised In-
             Underlying Unexercised                 The-Money Options/SARs at
            Options/SARs at FY-End (#)                    FY-End ($)*

                                         Exercise
    Name     Exercisable/Unexercisable    Price     Exercisable/Unexercisable
    ----     -------------------------   --------   -------------------------

F. Lynn
 Blystone          100,000/0              $1.50                0/0

     (a)              (b)                  (c)                 (d)
              Number of Securities                  Value of Unexercised In-
             Underlying Unexercised                 The-Money Options/SARs at
            Options/SARs at FY-End (#)                    FY-End ($)*

                                         Exercise
    Name     Exercisable/Unexercisable    Price     Exercisable/Unexercisable
    ----     -------------------------   --------   -------------------------
Dennis P.
Lockhart            30,000/0              $0.50                0/0
                    40,000/0              $0.55                0/0

Milton J.
Carlson             30,000/0              $0.50                0/0
                    40,000/0              $0.55                0/0

Loren J.
Miller              30,000/0              $0.50                0/0
                    40,000/0              $0.55                0/0

Earl H.
Beistline           20,000/0              $0.50                0/0
                    40,000/0              $0.55                0/0

     *Based on a fair market value of $0.50 per share, which was the closing bid price of the Company's Common Stock on the Over-The-Counter Bulletin Board on December 31, 1998.

Compensation of Directors

     The Company compensates non-employee directors for their service on the board of directors. No directors received any stock options in 1998. The following table sets forth information regarding the cash compensation paid to outside directors in 1998.

                           (a)                            (b)

                           Name                           Fees
                           ----                           ----

                       Earl Beistline                    $1,350

                       Milton Carlson                    $2,322

                       Dennis P. Lockhart                $2,510

                       Loren J. Miller                   $1,834

Compliance With Section 16(A) Of The Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require that the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no reports were required, the Company believes that no person failed to file required reports on a timely basis during or in respect of 1998.

II. APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     Tri-Valley is authorized to issue 50,000,000 shares of common stock, par value $.001 per share, of which approximately 19,206,248 shares were outstanding on September 21, 1999. Our Board of Directors believes that it is necessary to increase the authorized number of common stock. The increase is intended to accomplish three purposes:

- Allow for future issuance of shares in new financings or for acquisitions as appropriate.

-     Permit adoption of a Share Purchase Rights Plan.

- Provide sufficient shares to increase the number that may be issued pursuant to our 1998 Stock Incentive Plan.

     The Board of Directors recommends a vote FOR approval of the amendment to the certificate of incorporation to increase the number of authorized common shares from 50 million to 100 million, so that the Board can carry out these purposes, as described below. The proposed amendment is attached to this Proxy Statement as Exhibit A.

Future Issuances for Financings or Acquisitions

     The Board believes that it is necessary to increase the number of authorized shares of common stock to provide for the flexibility to declare stock dividends to issue additional shares in financings to raise cash for drilling or operations, or to make acquisitions for stock. We continually evaluate drilling prospects, and we need to be able to take advantage of opportunities to acquire attractive prospects as they arise. We believe that we may be able to raise cash for these purposes in public or private securities offerings in the foreseeable future. In addition, we believe that attractive opportunities may arise to acquire properties or companies in exchange for our common stock and wish to be able to take advantage of such opportunities.

     Aside from the issuances of common stock pursuant to officer, director, and employee stock options, Tri-Valley has not entered into any agreements with respect to the issuance of additional shares of stock.

Adoption of Share Purchase Rights Plan

     Our Board of Directors believes that it is in Tri-Valley's best interests to adopt a Share Purchase Rights Plan which would make it more difficult for another person or entity to engage in a hostile or unwanted takeover of Tri-Valley and would provide an incentive to such a person or entity to negotiate directly with the Board of Directors instead of attempting a hostile takeover. The rights plan will require amending our certificate of incorporation to increase the number of authorized shares of Tri-Valley common stock. The following description of the rights plan is intended as a summary only and is subject to final review and approval of the rights plan by our Board.

Reasons for rights plan

     The rights plan is designed to protect and maximize the value of the outstanding equity interests in Tri-Valley in the event of an unsolicited attempt by an acquirer to take over Tri-Valley, in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive a company's board of directors and its stockholders of any real opportunity to determine the destiny of the company. The rights will be declared in order to deter these types of coercive tactics, which, include a gradual accumulation of shares in the open market of a 15% of greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares. The rights are not intended to prevent a takeover of Tri-Valley and will not do so. Rather, they are intended to provide the protections of the Tri-Valley stockholders rights plan. Because the rights may be redeemed by Tri-Valley, they should not interfere with any merger or business combination approved by the Board of Directors.

     Issuance of the rights will not in any way weaken our financial strength or interfere with our business plans. The issuance of the rights themselves has no dilutive effect, will not affect our reported earnings per share, should not be taxable to us or to our stockholders and will not change the way in which our shares are presently traded. Our Board of Directors believes that the rights will represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment. However, the rights may have the effect of rendering more difficult or discouraging an acquisiont of Tri-Valley deemed undesirable by the Board of Directors. The rights may cause substantial dilution to a person or group that attempts to acquire Tri-Valley on terms or in a manner not approved by our Board of Directors.

How the rights plan works

      If the Board adopts the rights plan, we will issue one preferred stock share purchase right for each outstanding share of common stock. Each right will entitle the registered holder to purchase from Tri-Valley one one-hundredth of a share of our preferred stock at a purchase price of $20 per share, subject to adjustment. The description and terms of the rights will be set forth in a rights agreement to be entered between Tri-Valley and a designated rights agent. We filed a copy of the proposed rights agreement with the Securities and Exchange Commission as an exhibit to this Proxy Statement. We will mail a copy of the proposed rights agreement, and of any rights agreement which the Board finally adopts, to any of our shareholders without charge upon written request.

      The rights become exercisable after the lapse of either:

- 10 days following a public announcement or disclosure that a person or group of affiliated or associated persons, or an acquiring person, has acquired beneficial ownership of 15% or more of the outstanding shares Of our common stock; or

- 10 business days, or a later date as may be determined by the board prior to the itme a person or group becomes an acquiring person, following the announcement of an intention to make a tender offer or exchange offer the consummation of which would result in a person or group becoming an acquiring person.

      The earlier of those dates is called the distribution date. No person or group will be an acquiring person if the board determines in good faith that the person or group who would otherwise be an acquiring person has become one inadvertently, and that person or group promptly takes the actions necessary so that it would no longer be considered an acquiring person.

      The rights will expire on the tenth anniversary after the Board adopts the rights plan, unless they are redeemed earlier or unless the Board elects to extend the expiration date.

Adjustments for stock splits or other transactions

      The number of outstanding rights and number of shares of common stock issuable upon exercise of each right also will be subject to adjustment in the event of a stock split of the common stock or a stock dividend on the common stock payable in common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, prior to distribution of the rights.

Rights could purchase shares of common stock at a discount

      If any person or group becomes an acquiring person, each holder of a right, other than the acquiring person, will have the right to receive upon exercise that number of shares of common stock having a market value of two times the exercise price of the right unless the event causing the person or group to become an acquiring person is a merger, acquisition or other business combination described in the next paragraph. If we do not have a sufficient amount of authorized common stock to satisfy the obligation to issue shares of common stock, we must deliver upon payment of the exercise price of a right an amount of cash or other securities equivalent in value to the shares of common stock issuable upon exercise of a right.

      If any person or group becomes an acquiring person and (1) we merge into or engage in certain other business combination transactions with an acquiring person, or (2) 50% or more of our consolidated assets or earning power are sold to an acquiring person, each holder of a right, other than the acquiring person will have the right to receive that number of shares of common stock of the acquiring company which will have a market value of two times the exercise price of the right.

      At any time after any person becomes an acquiring person and prior to that person or group acquiring 50% or more of the outstanding shares of common stock, the board may exchange the rights, other than rights owned by that acquiring person, at an exchange ratio of one share of common stock, or one one-hundredths of a preferred share per right.

Adjustments to the purchase price

     With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price. No fractional preferred shares will be issued. However, fractions which are integral multiples of one one-hundredth of a preferred share may, at our election, be evidenced by depositary receipts. In lieu of fractional shares, an adjustment in cash will be made based on the market price of the preferrred shares on the last trading day prior to the date of exercise.

The board may redeem the rights

      At any time prior to such time as a person or group becomes an acquiring person, the board of directors may redeem all, but not some, of the rights at a price of $0.001 per right. The redemption of the rights may be made effective at the time, on the basis and with any conditions as the board of directors in its sole discretion may establish. After the period for redemption of the rights has expired, the board may not amend the rights agreement to extend the period for redemption of the rights. The right to exercise the rights terminates immediately when they are redeemed and the only right of the holders of rights after that time will be to receive the redemption price.

The board may amend the rights

      The terms of the rights may be amended by a resolution of the board of directors without the consent of the holders of the rights. However, from after such time as any person or group becomes an acquiring person, no amendment may adversely affect the interests of the holders of the rights other than an acquiring person.

Holders of unexercised rights will not have privileges of a stockholder

      Until a right is exercised, the holder will have no rights as a stockholder of Tri-Valley, including, without limitation, the right to vote or to receive dividends.

Terms of preferred shares subject to the rights plan

     Redemption. The preferred shares purchasable upon exercise of the rights, described above, will not be redeemable.

     Dividends. Each preferred share will be entitled to a quarterly dividend payment of 100 times the dividend declared per share of common stock.

     Voting. Each prefrred share will have 100 votes, voting together with the shares of common stock. In the event of any merger, consolidation or other transaction in which shares of common stock are exchanged, each preferred share will be entitled to receive 100 times the amount received per share of common stock.

     Liquidation or dissolution. In the event of liquidation, each preferred she will be entitled to a $1.00 preference, and after payment of the preference, the holders of the preferred shares will be entitled to an aggregate payment of 100 times the aggregate payment made per share of common stock.

      Because of the nature of the preferred shares' dividend, liquidation and voting rights, the value of the one one-hundredths interest in a preferred share purchasable upon exercise of each right should approximate the value of one share of common stock.

Shares Reserved for Incentive Stock Option Plan

      The Board also recommends amending our 1998 Incentive Stock Option
Plan to increase the number of shares that Tri-Valley is authorized to issue pursuant to the Plan from 1,000,000 shares to 5,000,000 shares. That proposal is discussed in Section IV of this Proxy Statement. The recommended increase of total authorized common shares to 100,000,000 will be sufficient to provide for this increase, if the shareholders adopt that proposal by a separate vote.

      In order to effectuate the Rights Plan described above, to provide for the proposed increase in the number of shares subject to our Stock Incentive Plan, and to accomodate future issues of common stock to raise capital for company drilling and operations and allow for issuance of more shares in the future, Tri-Valley needs to be able to issue more shares of common stock than the 50 million shares that are current authorized by the certificate of incorporation.

     Therefore, the Board recommends a vote for the amendment to our certificate of incorporation to increase the number of authorized shares of common stock to 100 million shares. Approval of the amendment requires a two-thirds majority of the shares represented at the meeting.

III. ELECTION FOR THE COMPANY TO BE GOVERNED BY SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAWS (DGCL)

     Tri-Valley is presently subject to Section 203 of the DGCL,B the Delaware control share statute. In order to be sure that we remain subject to this statute in the future, we need to amend our articles of incorporation as described below.

     DGCL Section 203 is a share control statute that has the effect of deterring hostile takeovers by preventing business combinations with an interested stockholder for a period of three years after that person becomes an interested stockholder. An interested stockholder is basically defined by the statute as any owner of 15% or more of the voting stock in a corporation, while a business combination is defined to include any merger, exchange of corporate assets or stock (including GK in a subsidiary), or issuance of loans of other benefits.

     However, Section 203 does not preclude all business combinations between Tri-Valley and an interested stockholder during that three-year period. Such business combinations may be permitted with an interested stockholder if (1) the Board of Directors approves either the business combination or the transaction whereby the interested stockholder attains such status prior to its execution; (2) upon consummation of the transaction which resulted in a person becoming an interested stockholder, that person owned at least 85% of the outstanding voting stock of the corporation; or (3) after the transaction whereby the interested stockholder attained that status, the business combination is approved by the directors and authorized at an annual or special meeting of the stockholders by a vote of at least 66 2/3% of the voting stock which is not held by the interested stockholder. Section 203 thus helps to prevent hostile or unwanted takeovers, but it still allows a business combination with an interested stockholder if the interested stockholder can obtain ownership of at least 85% of the outstanding shares, or else obtain the consent of either the Board of Directors or a two-thirds majority of the other stockholders to the business combination.

     The provisions of Section 203 may encourage persons interested in acquiring Tri-Valley to negotiate in advance with our Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approves either the business combination or the transaction which results in any such person becoming an interested stockholder. It is possible that such provisions could make it more difficult to accomplish transactions which Tri-Valley's stockholders may otherwise deem to be in their best interests.

     Section 203 automatically applies to corporations which do not have a class of stock that is (1) listed on a national securities exchange; (2) authorized for quotation on NASDAQ; or (3) held of record by more than 2,000 stockholders. Section 203 applies to Tri-Valley today because we are not listed on an exchange or quoted on NASDAQ, and we have less than 2,000 stockholders. We believe that we may grow to more than 2,000 shareholders in the foreseeable future, and if we do, Section 203 will no longer automatically apply to us. However, the Company may choose to opt into
Section 203 by amending its certificate of incorporation so as to elect to be governed by its provisions.

     The Board recommends a vote for the proposed amendment to our certificate of incorporation opt into automatic application of Section 203 even if we grow to more than 2,000 shareholders or become listed on NASDAQ. Approval of the amendment requires a two-thirds majority of the shares represented at the meeting.


IV.  APPROVE AN AMENDMENT TO OUR INCENTIVE STOCK OPTION PLAN

     The Amendment to our 1998 Incentive Stock Option Plan would increase the number of shares of the Company's common stock subject to the plan from 1 million shares to 3 million shares. A copy of the Plan is attached to the Proxy Statement as Exhibit B.

     The purpose of the Plan is to promote the growth and profitability of the Company by providing, through the ownership of stock options, incentives to attract and retain highly talented persons to provide managerial, administrative, and other specialized services to the Company. It is the intention of the Company in administering the Plan to provide employees, including its executive officers, with an ongoing incentive to increase earnings and productivity and to acknowledge superior service to the Company by executive officers and employees. The Plan was approved by our shareholders at the 1998 annual shareholders' meeting, and at that time we reserved 1,000,000 shares of common stock for issuance under the Plan. The increase in the proposed number of shares of authorized common stock, discussed above, will be sufficient to permit use of the higher number of shares subject to the Plan.

     As our operations grow, we need to have a sufficient reserve of shares to motivate our current employees and to attract new employees. In order to continue to obtain the beneficial effects of the Plan, we need to increase the number of shares available under the Plan.

     The Plan is administered by a committee of the Company's Board of Directors (the Committee). The Committee has full power and discretion to determine which eligible officers and employees receive options and the time, number of shares, and terms of any options to be granted under the Plan.
The exercise price of all options to be granted under the Plan is the fair market value of the Company's Common Stock, determined by the closing daily price on any stock exchange, automated quotation system or similar trading system, on the date of grant of the option. If no such quotations exist on the date of grant, the fair market value is determined in good faith by the Committee. Members of the Committee may not be eligible to participate in the plan and may not have been eligible to participate in the plan for one year prior to appointment to the Committee.

     All full and part time employees of the Company are eligible to participate in the Plan, except for members of the Committee.

     As of September 21, 1999, options to purchase an aggregate of 595,000 shares of common stock had been granted pursuant to the Plan, options to purchase 2,000 shares had been exercised, options to purchase 593,000 shares remained outstanding, and 405,000 shares remained available for future grant. As of September 24, 1997, the market value of all shares of common stock subject to outstanding options was approximately $1,497,600 (based on the closing bid price of the common stock as reported on the OTC Bulletin Board on September 21, 1999).

     As of September 21,1999, Mr. Blystone, the executive named in the Compensation Table appearing in Section I of this Proxy Statement, has been granted 250,000 options under the Plan. Mr. Blystone had also been granted non-qualified options to purchase Tri-Valley stock prior to implementation of the Plan, as discussed in Section I.

     Options issued under the Plan are entitled to incentive stock option treatment for federal income tax purposes provided by Section 422 of the Internal Revenue Code. An optionee, upon exercise of an option under the Plan, will not realize taxable income (but may generate a tax preference item which may result in tax liability under alternative minimum tax provisions), nor will the Company then be entitled to a deduction. The gain realized upon the subsequent disposition of the stock acquired upon exercise of the options will be entitled to capital gain treatment, provided that no such disposition is made within 2 years after the option was granted and 1 year after the option was exercised. If such holding period requirements are not satisfied, the optionee will realize ordinary income equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price, and will receive a credit against income tax to the extent alternative minimum tax liability was incurred upon exercise. If the optionee must recognize ordinary income, the Company will be entitled to a corresponding deduction. The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

     In addition, the Plan may establish for officers and directors of the Company an exemption from the provisions of Section 16(b) of the Securities Exchange Act of 1934 for the grants of options. Section 16(b) provides for recovery by the Company of profits made by officers and directors on short-erm trading in shares of common stock of the Company. Grants of options to purchase common stock under the Plan by officers and employee-directors of the Company may be entitled to an exemption from the operation of Section 16(b), provided certain conditions are met under the rules and regulations of the SEC.

     The Board recommends a vote for the amendment to the 1998 Incentive Stock Option Plan to increase the number of shares authorized under the Plan to 3,000,000. A majority vote of the shares represented at the meeting is required to approve this proposal.

ADDITIONAL INFORMATION

     Prior to mailing the proxy statement to shareholders, each shareholder has been mailed a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, which contains the Company's audited financial statements dated December 31, 1998.


PROPOSALS BY SHAREHOLDERS - 2000

     Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2000 annual shareholders meeting must be received by the corporate secretary of the Company no later than December 31, 1999.


OTHER MATTERS

     No proposals have been received from shareholders for inclusion in the proxy statement or action at the 1999 annual meeting. Management does not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

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                            TRI-VALLEY CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -
                      SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on September 27, 1999, at the Annual Meeting of Shareholders to be held in the Beale Room of the Holiday Inn Select in Bakersfield, California, on November 19, 1999, at 10:00 A.M. (P.S.T.).

1.  ELECTION OF DIRECTORS or any adjournment thereof.
    FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).

     (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     F. L. Blystone          E. H. Beistline          M. J. Carlson
     D. P. Lockhart          L. J. Miller             C. Stockdale

2. To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares.

               For               Against               Abstain
         ----               ----                  ----

3. Election by the Company to be governed by Section 203 of the Delaware General Corporation Laws.

               For               Against               Abstain
         ----               ----                  ----

4. To approve an amendment to the Company's Incentive Stock Option Plan to increase the number of authorized shares.

               For               Against               Abstain
         ----               ----                  ----

5. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

               For               Against               Abstain
         ----               ----                  ----

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED.  IF NO
SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 - 6.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on November 18, 1999, will not be voted upon unless the shareholders are present to vote their shares.

                              OTHER BUSINESS

It is not anticipated that any other matters will be brought before the meeting for action. If any other matters shall properly come before the meeting or any adjournment thereof, it is intended that the holders of the proxies may, in the absence of instruction to the contrary, exercise their direction to vote or act on such matters as they determine to be appropriate.

Dated:

(Please mark, sign, date and return the
Proxy Card Promptly

----------------------------             ----------------------------
Signature                                Signature if held jointly

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                                 EXHIBIT A
                             STATE OF DELAWARE
                          CERTIFICATE OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION
                                      OF
                            TRI-VALLEY CORPORATION

     Tri-Valley Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:   That at a meeting of the Board of Directors of TRI-VALLEY
CORPORATION resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:


     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered Fourth (a) so that, as amended, said Article shall be and read as follows:

            FOURTH. (a) The total number of shares of stock which the corporation is authorized to issue is one hundred million shares of common stock at .001 par value, and five (5) million shares of preferred stock at .01 par value.

    RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding a new Article thereof numbered Fourteenth which Article Fourteenth shall be and read as follows:

            FOURTEENTH. In accordance with the terms of Section 203(b) of the General Corporation Law of the State of Delaware, the corporation hereby elects to have Section 203 of the General Corporation Law of the State of Delaware govern the corporation.

SECOND:    That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:     That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said TRI-VALLEY CORPORATION has caused this certificate
to be signed by Thomas J. Cunningham, an Authorized Officer, this     day of
                                                                 -----
                 1999.
-----------------

                              By:
                                  -----------------------------------------
                                   Thomas J. Cunningham, Chief Financial
                                     Officer

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                                EXHIBIT B
                          TRI-VALLEY CORPORATION
                         1999 - STOCK OPTION PLAN
                              (As Amended)

                                ARTICLE I

                             PURPOSE OF PLAN

     The purpose of this Plan is to promote the growth and profitability of the Company and other participating companies by providing, through the ownership of Options, incentives to attract and retain highly talented persons to provide managerial, administrative and other specialized services to the Company and other participating Companies and to motivate such persons to use their best efforts on behalf of the Company.

                                ARTICLE II

                                DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

     2.1 Accrued installment. The term "Accrued installment" shall mean any vested installment of an Option.

     2.2 Board. The term "Board" shall mean the Board of Directors of the Company.

     2.3 Committee. The term "Committee" shall mean the Compensation Committee, or a successor committee, appointed by the Board and constituting not less than two members of the Board, each of whom is a Disinterested Person.

     2.4 Company. The term "Company" shall mean Tri-Valley Corporation, a Delaware corporation, or any successor thereof.

     2.5 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

     2.6 Disinterested Person. The term "Disinterested Person" shall mean any person defined as a Disinterested Person in Rule 16b-3 of the Securities and Exchange Commission as amended from time to time and as promulgated under the Exchange Act.

     2.7 Effective. Shall mean the date on which the Plan is approved by the stockholders of the Company.

     2.8 Eligible Person. The term "Eligible Person" shall mean. except as provided in Section 3. 1, any full-time employee or officer of any participating Company.

     2.9 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.10 Fair Market Value. The term "Fair Market Value" shall mean the closing sale price on the trading day in question of the Shares on the Composite Tape for New York Stock Exchange Listed Stocks, or, if the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed on such Exchange, on the principal United States securities exchange on which the Shares are listed, or, if the Shares are not listed on any such exchange, the closing bid quotation with respect to the Shares on the trading day in question on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any similar system then in use, or if no such quotation is available, the fair market value on the date in question of the Shares as determined in good faith by the Committee. If the day in question is not a trading day, the determination of Fair Market Value shall be made as of the nearest preceding trading day.

     2.11 Option. The term "Option" shall mean an option to acquire Shares granted under this Plan.

     2.12 Optionee. The term "Optionee" shall mean an Eligible Person who has been granted an Option.

     2.13 Parent Corporation. The term "Parent Corporation" shall mean a corporation as defined in Internal Revenue Code Section 424 (e) or any successor thereto.

     2.14 Participating Company. The term " Participating Company" shall mean the Company and any Parent Corporation or Subsidiary Corporation of the Company.

     2.15 Plan. The term "Plan" shall refer to the Company's 1998 Stock Option Plan.

     2.16 Shares. The term "Shares" shall mean shares of the Company's Class A Common Stock, $.001 par value, and may be un-issued shares or treasury shares or shares purchased for purposes of this Plan.

     2.17 Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a corporation as defined in Internal Revenue Code Section 424 (f) or any successor thereto.

     2.18 Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events, (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation which shall be deemed to have occurred if another corporation shall own, directly or indirectly, over eighty percent (80%) of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of all or substantially all of the Company's assets; or (d) a sale of the equity securities of the Company representing more than eighty percent (80%) of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and entities acting in concert.

     2.19 Termination Date. The term "Termination Date" shall mean August 22, 2008.

     2.20 Total Disability. The term "Total Disability" shall mean a permanent and total disability as that is defined in Internal Revenue Code
Section 22 (e) (3) or any successor thereto.


                             ARTICLE III

                        ADMINISTRATION OF PLAN

     3.1 Administration by the Committee. This Plan shall be administered by the Compensation Committee of the board, of its successor (the "Committee"). Subject to the provisions of this Plan document, the Committee shall have full and absolute power and authority in its sole discretion to
(i) determine which Eligible Persons shall receive Option, (ii) determine the time when Options shall be granted, (iii) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Option granted hereunder, (iv) determine the number of shares subject to or covered by each Option, and (v) interpret the provisions of this Plan and of any Option granted under this Plan. A member of the Committee shall not be an Eligible Person, and shall not have been an Eligible Person at any time within one (1) year prior to appointment to the Committee. Except as otherwise provided herein or otherwise permitted by Rule 16b-3 (b) (3) of the Exchange Act, during said one (1) year prior to such appointment, no member of the Committee shall have been eligible to acquire stock, stock options or stock appreciation rights under any plan of the Company.

     The exercise price of the Options shall be Fair Market Value on the date of grant.

     3.2 Rules and Regulations. The Committee may adopt such rules and regulations, as the Committee may deem necessary or appropriate to carry out the purpose of this Plan and shall have authority to take all action necessary or appropriate to administer this Plan.

     3.3 Binding Authority. All decisions, determination, interpretations, or other actions by the Committee shall be final, conclusive, and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.

                                 ARTICLE IV

                 NUMBER OF SHARES AVAILABLE UNDER THIS PLAN

     The maximum aggregate number of Shares which may be optioned and sold under this Plan is 5,000,000 Shares. In the event that Options granted under this Plan shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares subject to such unexercised Options may again be subjected to Options under this Plan. In any event, however, no Option may be granted hereunder if the sum of Shares subject to such Option and the number of Shares subject to unexpired Options previously granted hereunder (or subject to unexercised option or stock appreciation rights under any stock option or stock appreciation right plan of the Company) would exceed twenty percent (20%) of the total shares of voting stock outstanding at such time.

                                  ARTICLE V

                                 TERM OF PLAN

     This Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.

                                  ARTICLE VI

                                 OPTIONS TERMS

     6.1 Form of Option Agreement. Any option granted under this Plan shall be evidenced by an agreement ("Option Agreement") in such form as the Committee, in its discretion, may from time to time approve. Any Option Agreement shall contain such terms and conditions as the Committee may deem, in its sole discretion, necessary or appropriate and which are not inconsistent with the provisions of this Plan.

     6.2 Vesting and Exercisability of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under this Plan shall vest and be exercisable in accordance with the rules set forth in this Section 6.2.

          a. General. Subject to the other provisions of this Section 6.2, Options shall vest and become exercisable at such times and in such installments, as the Committee shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Committee may in its sole discretion accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.2 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the Option Termination Date (as defined below).

          b. Termination of Options. All installments and Options shall expire and terminate on such date as the Committee shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date on which such Option was granted.

          c. Termination of Eligible Person Status Other Than by Reason of Death or Disability. In the event that the employment of an Eligible Person with a Participating Company is terminated for any such reason (other than byreason of death or Total Disability). Any installments under an Option held by such Eligible Person which has not accrued as of such termination date shall expire and become unexercisable as of such termination date. All Accrued installments as of the employment termination date shall remain exercisable only within such period of time as the Committee may determine, but in no event shall any Accrued installments remain exercisable for a period in excess of three (3) months following such termination date or for a period in excess of the original Option Termination Date, whichever is earlier. For purposes of this Plan, an Eligible Person who is a employee or Director of any Participating Company shall not be deemed to have incurred a termination of his employment (whichever may be applicable) so long as such Eligible Person is an employee or Director (whichever may be applicable) of any Participating Company.

          d. Leave of Absence. In the case of any employee on an approved leave of absence, the Committee may deem such provision respecting continuance of any Options held by the employee as the Committee deems appropriate in its sole discretion, except in no event shall an Option be exercisable after the original Option Termination Date.

          e. Death or Total Disability of Eligible Person. In the event that the employment of an Eligible Person with a Participating Company is terminated by reason of death or Total Disability, any unexercised Accrued installments of Options granted hereunder to such Eligible Person shall expire and become unexercisable as of the earlier of:

               (1)  The applicable Option Termination Date, or

               (2) The first anniversary of the date of termination of the employment of such Eligible Person by reason of the Eligible person's death or Total Disability. Any such Accrued Installments of a deceased Eligible Person may be exercised prior to their expiration only by the person or persons to whom the Eligible Person Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased or disabled Eligible Person's Option that have not accrued as of the date of the termination of employment, or directorship due to death or Total Disability shall expire and become unexercisable as of such termination date.

     6.3 Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily or by operation of law, other than by will or the laws of descent and distribution, and (except as specifically provided to the contrary in Section
6.2 (e) hereof) may be exercised during the lifetime of an Optionee only by such Optionee.

     6.4  Restrictions on Issuance of Shares.

          a. No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, all applicable listing requirements of any market or securities exchange on which the Company's Common Stock is then listed, and any other requirements of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Committee shall relieve the Company, the Board, and the Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

          b. As a condition to the granting or exercise of any Option, the Committee may require the person receiving or exercising such Option to make any representations and warranties to the Company as may be required or appropriate under any applicable law or regulation, including, but not limited to, a representation that the Option or Shares are being acquired only for investment and without any present intention to sell or distribute such Option or Shares, if such a representation is required under the Securities Act of 1933 or any other applicable law, rule or regulation.

           c. The exercise of any Option under this plan is conditioned on approval of this Plan, within twelve (12) months of the adoption of this Plan by the Board, by (i) the vote of the holders of a majority of the outstanding securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, or (ii) the written consent of the holders of a majority of the securities of the Company entitled to vote if the requirements of Rule 16b-3 (b) (2) promulgated under the Exchange Act are otherwise satisfied. In the event such shareholder approval is not obtained within such time period, any Options granted hereunder shall be void.

     6.5  Option Adjustments.

          a. If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock-split, an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share Option price thereof which may be issued in the aggregate and to any individual

Optionee under this Plan upon exercise of Options granted under this Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Committee determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Shares or other classes of the Company's securities.

          b. Upon the occurrence of a Terminating Transaction (as defined in Article II hereof), as of the effective date of such Terminating Transaction, this Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Options, or for the substitution of such Options of new options covering the securities of the successor or surviving corporation in the Terminating Transaction or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices, in which event this Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Committee otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including without limitation (a) accelerating the vesting of outstanding Options, and/or (b) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of the Shares underlying such Options would have been entitled to receive upon consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate optionexercise prices). If this Plan or the Options shall terminate pursuant to the foregoing provisions of this paragraph (b) because neither (i) nor (ii) is satisfied, any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate and theretofore exercised, including any installments which have not yet become Accrued installments.

          c.  In all cases, the nature and extent of adjustments under this
Section 6.5 shall be determined by the Committee in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Plan pursuant to any such adjustment.

     6.6 Taxes. The Committee shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under this Plan, including, but without limitation, the withholding of the number of Shares at the time of the grant or exercise of an Option the Fair Market Value of which would satisfy any withholding tax on said exercise or grant, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee beneficiary or legal representative) as a condition of granting or exercising an Option to pay to any member of the Participating Companies any amount required to be withheld, or to execute such otherdocuments as the Committee deems necessary or appropriate in connection with the satisfaction of any applicable withholding obligation.

     6.7 Legends. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed thereon. The determination of which legends, if any, shall be placed upon Option Agreements and/or said Share certificates shall be made by the Committee in its sole discretion and such decision shall be final, binding and conclusive.


                                 ARTICLE VII

                    SPECIAL OPTION TERMS UNDER THIS PLAN

     7.1 Option Exercise Price. The Option exercise price for Shares to be issued under this Plan shall be the Fair Market Value of the Shares on the date of grant. The date of grant shall be deemed to be the date on which the Committee authorizes the grant of the Option, unless a subsequent date is specified in such authorization.

     7.2 Exercise of Options. An Option may be exercised in accordance with this Section 7.2 as to all or any portion of the Shares covered by an Accrued installment of the Option from time to time during the applicable Option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 7.3. An Option shall be deemed exercised when such written notice of exercise and payment has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by this Plan, as may be by applicable law, rules, or regulations, or as may be adopted or imposed by the Committee. Until the required stock certificates have been issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6.5.

     7.3  Payment of Option Exercise Price.

          a. Except as otherwise provided in Section 7.3 (b), the entire Option exercise price shall be paid in cash at the time the Option is exercised.

          b. In the discretion of the Committee, an Optionee may elect to pay for all or some of the Optionee's Shares with Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, and subject to the satisfaction of any conditions the Committee may impose, including, but not limited to, the making of such representations andwarranties and the providing of such other assurances that the Committee may require with respect to the Optionee's title to the Company's Common Stock used for payment of the exercise price. Such payment shall be made by delivery of certificates representing the Company's Common Stock, duly endorsed or with duly signed stock power attached, such Common Stock to be valued at its Fair Market Value on the date notice of exercise is received by the Company.

     7.4 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to whichIncentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Option will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of theCode, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.


                                 ARTICLE VIII

                      AMENDMENT OR TERMINATION OF PLAN

     8.1 Board Authority. The Board may amend, alter, and/or terminate this Plan at any time; provided, however, that unless required by applicable law, rule, or regulation or unless no longer required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, the Board shall not amend this Plan without the approval of stockholders (as obtained in accordance with the provisions of Section 6.4(c) hereof) if the amendment would (A) materially increase the benefits accruing to participants under this Plan,
(B) materially increase the number of securities which may be issued under this Plan, or (C) materially modify the requirements as to eligibility for participation in this Plan. In determining whether a given amendment is within the scope of (A), (B) or (C), the Company may rely, without limitation, upon the regulations promulgated and the advice provided by the Securities and Exchange Commission with respect to Rule 16b-3. No amendment of this Plan or of any Option Agreement shall affect in a material and adverse manner Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options.

     8.2 Contingent Grants Based on Amendments. Options may be granted in reliance on and consistent with any amendment adopted by the Board alone which is necessary to enable such Options to be granted under this Plan, even though such amendment requires future stockholder approval; provided, however, that any such contingent Option by its terms may not be exercised prior to stockholder approval of such amendment and provided, further, that in the event stockholder approval is not obtained within twelve (12) months of the date of grant of such contingent Option, then such contingent Option shall be deemed canceled and no longer outstanding.


                                   ARTICLE IX

                               GENERAL PROVISIONS

     9.1 Availability of Plan. A copy of this Plan shall be delivered to the Secretary and Assistant Secretary of the Company and shall be shown by the Secretary or Assistant Secretary to any Eligible Person making reasonable inquiry concerning this Plan.

     9.2 Notice. Any notice or other communication required or permitted to be given pursuant to this Plan or under any Option Agreement must be in writing and shall be deemed to have been given when delivered to and actually received by the party to whom addressed. Notice shall be given to Optionee's at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

     9.3 Titles and Headings. Titles and headings of sections of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

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                              RIGHTS AGREEMENT

                  This Rights Agreement (the "Agreement"), dated as of _________________, between Tri-Valley Corporation, a Delaware corporation (the "Company"), and Registrar and Transfer Company, as Rights Agent (the "Rights Agent").

                 The board of directors of the Company (the "Board of Directors") has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on___________________ (the "Record
Date"), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date,the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined), including any Common Shares issued in connection with the initial public offering of the Common Shares.

                 Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                 Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

                 (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding anything in this definition of Acquiring Person to the contrary, no Person shall become an "Acquiring
Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person." Notwithstanding anything in this definition of Acquiring Person to the contrary, if the Board of Directors determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

                 (b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

                 (c) "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

                 (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

               (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

               (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote, or the right to direct the vote, pursuant to any agreement, arrangement or understanding; provided, however , that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security, if the agreement, arrangement or understanding to vote, or direct the vote of, such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B)) or disposing of any securities of the Company.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding", when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (e) "Board of Directors" shall have the meaning set forth in the preamble hereof.

         (f) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

         (g) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

         (h) "Common Shares" when used with reference to the Company shall mean the shares of common stock, par value $.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

         (i) "Company" shall have the meaning set forth in the preamble hereof.

         (j) "Current Per Share Market Price" shall have the meaning set forth in Section 11(d)(i) hereof.

         (k) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

         (l) "Equivalent preferred shares" shall have the meaning set forth in Section 11(b) hereof.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

         (o) "Final Expiration Date" shall have the meaning set forth in
Section 7(a) hereof.

         (p) "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

         (q) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.

         (r) "Purchase Price" shall have the meaning set forth in Section 4 hereof.

         (s) "Record Date" shall have the meaning set forth in the preamble hereof.

         (t) "Redemption Date" shall have the meaning set forth in Section 7(a) hereof.

         (u) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

         (v) "Right" shall have the meaning set forth in the preamble hereof.

         (w) "Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

         (x) "Rights Agent" shall have the meaning set forth in the preamble hereof.

         (y)"Security" shall have the meaning set forth in Section 11(d) hereof.

         (z) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

         (aa) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

         (bb) "Summary of Rights" shall have the meaning set forth in
Section 3(b) hereof.

         (cc) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution, Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

         Section 3. Issue of Right Certificates. (a) Until the earlier of
(i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held. From and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

         (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

          This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Lucent Technologies Inc. and Registrar and Transfer Company, dated as of
                           (the "Rights Agreement"), the terms of which are
          -----------------
         hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Tri-Valley Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Lucent Technologies Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.


         Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase Price"), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

                 Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate although at the date of the execution of this Agreement any such individual was not such an officer.

         Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

         Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined, or exchanged for another Right Certificate or other Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right ertificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

         Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

         Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the ights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on {the tenth anniversary of the execution of this Agreement} (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in
Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

         (b) The Purchase Price for each one one-hundredth of a Preferred

Share purchasable pursuant to the exercise of a Right shall initially be $10, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

         (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or
(B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

                 (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of
Section 14 hereof.

            Section 8. Cancellation and Destruction of Right Certificates.
All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

                 Section 9. Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with
Section 7. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                 The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

                 Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                 Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                 (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

             (ii) Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then Current Per Share Market Price of the Company's Common Shares (determined pursuant to Section 11(d)(i) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

         From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to
Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence, or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.

         (iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the Current Per Share Market Price of one Preferred Share multiplied by such number or fraction is equal to the Current Per Share Market Price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

         (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then Current Per Share Market Price of the Preferred Shares) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                 (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such Current Per Share Market Price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                 (d) (i) For the purpose of any computation hereunder, the "Current Per Share Market Price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or,if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on the Nasdaq National Market or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

             (ii) For the purpose of any computation hereunder, the "Current Per Share Market Price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "Current Per Share Market Price" of the

Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "Current Per Share Market Price" shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

         (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this
Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

         (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

                 (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                 (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying
(x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                 (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

                 (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.
                 (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred

Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                 (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

                 (n) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one- hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding mmediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

          Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

          Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into orexchanged for stock or other securities of any other Person

(or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries (except, prior to the Spinoff Date in the case of each of (a), (b) and (c) above, where such other Person is an AT&T Entity), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable,in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current urchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then Current Per Share Market Price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such ransaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

          Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New ork Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on the Nasdaq National Market or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

         (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such greement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Companyshall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this
Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

          Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

         Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

         (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

          Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

          Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

           The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

          Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been ountersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right
Certificates, by their acceptance thereof, shall be bound:

                 (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                 (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                 (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

                 (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                 (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

                 (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                 (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

                 (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                 (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

          Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York, in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights

Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

          Section 23. Redemption. (a) The Board of Directors may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole discretion, may establish.

                 (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this
Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

           Section 24. Exchange. (a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan or, prior to the Spinoff Date, any AT&T Entity), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

                 (b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given,whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

                 (c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the Current Per Share Market Price of one Preferred Share multiplied by such number or fraction is equal to the Current Per Share Market Price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

                 (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

          Section 25. Notice of Certain Events. (a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action orthe date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

                 (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

          Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

     Tri-Valley Corporation
     230 S. Montclair, Suite 101
     Bakersfield, California 93303
     Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

     Registrar and Transfer Company
     10 Commerce Drive
     Cranford, New Jersey 07016-3572

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent.

          Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights.

          Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

          Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

          Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 In witness whereof, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

The Company:                                  The Rights Agent:

Tri-Valley Corporation                        Registrar and Transfer Company


By:                                           By:
     ----------------------------------          ----------------------------
Name:                                         Name:
     ----------------------------------          ----------------------------
Title:                                        Title:
     ----------------------------------          ----------------------------

                                 Exhibit A

                                  Form of
                        Certificate of Designations of
                Series A Junior Participating Preferred Stock
                                    of
                          Tri-Valley Corporation

                     (Pursuant to Section 151 of the
                     Delaware General Corporation Law)

                 Tri-Valley Corporation., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly
called and held on                               :
                  ------------------------------

                 Resolved, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share, of the Corporation (the "Preferred Stock") and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:
                 Series A Junior Participating Preferred Stock:

                 Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

                 Section 2.  Dividends and Distributions.

                 (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.001 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate or share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior
o such event under clause (b) of the preceding sentence shall be adjusted by ultiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                 (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                 (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                 Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                 (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                 (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                 (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                 Section 4.  Certain Restrictions.

                 (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare or pay dividends, or make any other
distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                           (ii) declare or pay dividends, or make any other
distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred

Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for
consideration shares of any stock ranking junior (either as to dividends or
upon liquidation, dissolution or winding up) to      the Series A Preferred
Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;
or

                          (iv) redeem or purchase or otherwise acquire for
consideration any shares of Series A Preferred Stock, or any shares of stock
ranking on a parity with the Series A Preferred     Stock, except in
accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                 (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                 Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                 Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                 Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                 Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

                 Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                 Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                 IN WITNESS WHEREOF, this Certificate of Designations is
executed on behalf of the Corporation by its                       and
attested by its           this    day of                        .
                                        -----------------------


Tri-Valley Corporation


-----------------------------
Lynn Blystone, President


Attest:


-----------------------------
Tom Cunningham, Secretary

                                 Exhibit B

                          Form of Right Certificate

Certificate No. R-                                               Rights
                                                      ----------

         NOT EXERCISABLE AFTER MARCH 31, 2006 OR EARLIER IF REDEMPTION
          OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT
         $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE
                            RIGHTS AGREEMENT.

                            Right Certificate

                          TRI-VALLEY CORPORATION

               This certifies that          , or registered assigns, is
                                  ----------
the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of April 4, 1996 (the "Rights Agreement"), between Tri-Valley Corporation, a Delaware corporation (the "Company"), and Registrar and Transfer Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on at the principal office of the Rights Agent, or at the office
-----------
of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Shares"), at a purchase price of $10 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 4, 1996, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

               This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.
               This Right Certificate, with or without other Right

Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

               Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's Common Stock, par value $.01 per share.

               No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but,in lieu thereof, a cash payment will be made, as provided in the Rights Agreement.

               No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.
               This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

               WITNESS the facsimile signature of the proper officers of the
Company and its corporate seal. Dated as of              .

ATTEST:                                     Tri-Valley Corporation

                                            By
       -----------------------------           ---------------------------
Name:                                       Name:
Title:                                      Title:

Countersigned:

Registrar and Transfer Company

By
  --------------------------------
  Name:
  Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

     FOR VALUE RECEIVED                  hereby sells, assigns and
                       ------------------
transfers unto: (Please print name and address of transferee)

--------------------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
                       Attorney-in-fact, to transfer the within Right
----------------------
Certificate on the books of the within-named Company, with full power of substitution.

Dated:
      --------------------, ---------

                                            -------------------------
                                                   Signature

Signature Guaranteed:

                 Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or by another eligible guarantor institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

-------------------------------------------------------------

                 The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                            -------------------------
                                                   Signature

---------------------------------------------------------------

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Right Certificate.)

To: TRI-VALLEY CORPORATION

         The undersigned hereby irrevocably elects to exercise
                                                               --------------
Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security or other identifying number:
                                                           ------------------

(Please print name and address)

-----------------------------------------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:
                                                          -------------------

(Please print name and address)


-----------------------------------------------------------------------------

Dated:
      --------------------, ---------

                                            -------------------------
                                                   Signature

Signature Guaranteed:

                 Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or by another eligible guarantor institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

-------------------------------------------------------------

                 The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                             ------------------------
                                                   Signature


---------------------------------------------------------------

NOTICE

               The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

               In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                 Exhibit C

               SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES

                The Board of Directors of Tri-Valley Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.001 per share, of the Company (the "Common Shares"). The dividend is payable on
               (the "Record Date") to the stockholders of record on that
---------------
date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Shares") at a price of $20 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agent").

Pursuant to the Rights Plan, we will issue one preferred share purchase right (a Right) for each outstanding share of common stock. Each Right will entitle the registered holder to purchase from Tri-Valley one one-hundredth of a preferred share at a price of $20 per share (the Purchase Price), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the Rights Agreement), between Tri-Valley and Registrar and Transfer Company as Rights Agent. The Rights Agreement is on file with Tri-Valley, was filed with the Securities and Exchange Commission as an exhibit to our 1999 Proxy Statement.

We will not issue separate certificates representing the Rights until a third party acquires or makes a tender offer or exchange offer to acquire 15% or more of our common stock. Until one of those events occurs, the Rights will be evidenced by the certificates already representing our common stock. Until such an acquisition, tender offer or exchange offer occurs, (or until the Rights expire), the Rights will be transferred with and only with our common stock, and our stock certificates will carry a notation incorporating the Rights Agreement by reference.

Ten business days after a third party or group makes a public announcement that they have acquired beneficial ownership of 15% or more of our outstanding common stock, or ten days after a third party or group commences an exchange offer or tender offer that could result in their owning 15% or more of our outstanding common stock (or such later date as determined by our Board prior to when any person acquires 15% or more of our outstanding common stock), the Rights will become exercisable. We will then mail separate certificates evidencing the Rights to our common stockholders of record as of the close of business on date when the Rights became exercisable.

When the Rights become exercisable after a person or group acquires 15% or more of our stock the Rights will have the following characteristics:

- Each holder of a Right (other than Rights beneficially owned by the person or group that acquired the 15% interest) will receive the right to receive on exercise that number of shares o f common stock having a market value of two times the exercise price of the right unless the event causing the Rights to become exercisable is a merger, acquisition or other business combination described in the next paragraph.

- If Tri-Valley is acquired in a merger or other business combination transaction, or if 50% or more of its consolidated assets or earning power are sold, each holder of a Right (other than Rights beneficially owned by the person or group that acquired the 15% interest) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

- After the person or group acquires their 15% interest but before they acquire 50% or more of our outstanding stock, our Board may exchange the Rights (other than Rights owned by the 15% interest holders, which have become void), in whole or in part, at an exchange ratio of one share of common stock per Right (subject to adjustment).

- The Rights that are owned beneficially by the party or group that acquired the 15% interest will become void and unexerciseable after they acquire their 15%.

The Rights will expire on the 10th anniversary of the date of issuance unless we extend their expiration date or unless we redeem or exchange the Rights prior to their expiration as summarized below.

At any time before a person or group acquires beneficial ownership of 15% or more of our outstanding common stock, our Board may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as our Board, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the rights will terminate and the only right of the holders of the
 Rights will be that they are eligible to receive the Redemption Price.

      The terms of the Rights may be amended by our Board without the consent of the holders of the Rights; provided, however, that, from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a Tri-Valley stockholder, such as the right to vote or to receive dividends.

     The number of outstanding Rights and the number of shares of common stock issuable upon exercise of each Right also will be subject to adjustment in the event of a stock split of the common stock or a stock dividend on the common stock payable in common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, prior to distribution of the Rights.

     With certain exceptions, no adjustment in the Rights Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. No fractional shares of common tock will be issued, and in lieu thereof, an adjustment in cash will be made based on the market price of the common stock on the last trading day prior to the date of exercise.

      The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group of persons that attempts to acquire Tri-Valley on terms not approved by our Board. The Rights should not interfere with any merger or other business combination approved by our Board prior to the time that a person or group has acquired beneficial ownership of 15% percent or more of the common stock since the Rights may be redeemed by us at the Redemption Price until such time.